Investor Contact: Michael Greiner
Avanos Medical, Inc.
470-562-2692
Investor.Relations@Avanos.com

Media Contact: Katrine Kubis
Avanos Medical, Inc.
CorporateCommunications@Avanos.com

Avanos Medical, Inc. Announces Second Quarter 2024 Results

ALPHARETTA, Ga., July 31, 2024/PRNewswire/ -- Avanos Medical, Inc. (NYSE: AVNS) today reported second quarter 2024 financial results.
“We are pleased with our second quarter results and the cumulative progress we have made at the mid-year point,” said Joe Woody, Avanos’s chief executive officer. Woody continued, “Digestive Health continues to lead in delivering high-single digit growth while Pain Management and Recovery performance is improving with quarter-over-quarter sequential growth, and we are seeing meaningful progress on our other transformation objectives, all of which are expected to support mid-single digit growth for the remainder of the year. We are proud of these accomplishments and pleased that our solutions have been utilized to treat over 900,000 patients so far this year.”
Second Quarter 2024 Financial Highlights
•Total net sales from continuing operations were $171.7 million, a 1.4% increase from the comparable prior year period.
•Net income from continuing operations for the quarter was $4.3 million, compared to net loss from continuing operations of $4.3 million a year ago.
•Adjusted net income from continuing operations totaled $15.8 million, compared to $11.2 million a year ago.
•Diluted earnings per share from continuing operations was $0.09, compared to diluted loss per share of $0.09 a year ago.
•Adjusted diluted earnings per share from continuing operations was $0.34, compared to $0.24 a year ago.
•Adjusted EBITDA was $26.8 million, compared to $22.9 million a year ago.
Second Quarter 2024 Operating Results From Continuing Operations
For the three months ended June 30, 2024, net sales totaled $171.7 million, an increase of 1.4% compared to the prior year period, due to continued strong demand and volume in our Digestive Health portfolio, primarily from our NeoMed neonatal and pediatric feeding solutions, as well as continued demand for Game Ready. This was partially offset by reduced demand for our hyaluronic acid (“HA”) products. Favorable volume overall was partially offset by pricing and currency translation effects.
Gross margin during the second quarter of 2024 was 55.7%, compared to 57.7% in the prior year period. Adjusted gross margin was 59.6% compared to 59.9% last year. Gross profit margin decreased primarily due to costs related to the priorities of our three-year transformation initiative (the “Transformation Process”) and plant separation costs associated with the divestiture of our respiratory health (“RH”) business (the “Divestiture”). In addition, lower pricing for our HA products was partially offset by favorable volume and product mix.
Selling and general expenses as a percentage of net sales was 47.1% for the second quarter of 2024, compared to 54.9% for the second quarter of 2023. On an adjusted basis, selling and general expenses as a percentage of net sales was 43.0% for the second quarter of 2024, compared to 45.1% for the second quarter of 2023. Selling and general expenses decreased primarily due to savings realized from the execution on our Transformation Process and disciplined spending.
Operating profit in the second quarter of 2024 was $6.3 million, compared to operating loss of $2.1 million in the prior year period, primarily due to higher sales volume along with lower selling and general expenses related to the execution on Transformation Process and restructuring priorities. On an adjusted basis, operating profit totaled $21.8 million, compared to $18.4 million a year ago.
Adjusted EBITDA from continuing operations was $26.8 million in the three months ended June 30, 2024, compared to $22.9 million in the three months ended June 30, 2023.
First Six Months of 2024 Operating Results
For the six months ended June 30, 2024, net sales were $337.8 million, an increase of 2.8% compared to the prior year period, primarily due to strong demand for our Digestive Health products and Game Ready products. This was partially offset by lower demand and pricing for our HA products.
Gross margin was 56.4%, compared to 57.6% last year. Adjusted gross margin was 59.7% compared to 59.8% last year and was impacted by the same items noted above for the second quarter.
Selling and general expenses as a percentage of net sales were 48.7% for the six months ended June 30, 2024, compared to 55.3% for the prior year period. The decrease was primarily due to disciplined spending, partially offset by non-recurring expenses associated with our ongoing Transformation Process and the Divestiture. On an adjusted basis, selling and general expenses as a percentage of net sales was 44.4% for the first six months of 2024, compared to 46.5% in the prior year period.
Operating profit was $10.3 million, compared to an operating loss of $8.2 million in the prior year period, primarily due to increased demand for our Digestive Health products and lower selling and general costs, partially offset by lower volume and pricing of our HA products. On an adjusted basis, operating profit was $38.1 million compared to $29.6 million a year ago.
Adjusted EBITDA for the six months ended June 30, 2024 was $48.4 million, compared to $39.0 million in the prior year period.
Cash Flow and Balance Sheet
Cash from operations less capital expenditures, or free cash flow, for the second quarter was an inflow of $21.9 million, driven primarily by cash flow provided by operating activities, compared to an outflow of $6.6 million a year ago. The Company’s cash balance at June 30, 2024 was $92.2 million, compared to $87.7 million at year-end 2023.
Total debt outstanding, net of unamortized discounts, was $175.1 million at June 30, 2024, compared to $168.0 million at December 31, 2023.
Discontinued Operations
Net sales from discontinued operations were $13.6 million in the three months ended June 30, 2024, compared to $30.4 million in the three months ended June 30, 2023. Net sales from discontinued operations were $30.5 million in the six months ended June 30, 2024, compared to $62.8 million in the six months ended June 30, 2023.
2024 Outlook

For the year, the Company anticipates revenue from continuing operations of between $685 million and $705 million from continuing operations, adjusted gross margins from continuing operations of between 59.5% and 60.5% and adjusted diluted earnings per share from continuing operations of between $1.30 and $1.45.
Non-GAAP Financial Measures
This press release and the accompanying tables include the following financial measures that have not been calculated in accordance with accounting principles generally accepted in the U.S., or GAAP, and are therefore referred to as non-GAAP financial measures:
•Adjusted net income;
•Adjusted diluted earnings per share;
•Adjusted gross and operating profit;
•Adjusted effective tax rate;
•Adjusted EBITDA; and
•Free cash flow.
These non-GAAP financial measures exclude the following items, as applicable, for the relevant time periods as indicated in the accompanying non-GAAP reconciliations to the comparable GAAP financial measures:
•Certain acquisition and integration charges related to acquisitions.
•Expenses associated with restructuring and transformation activities, including the Divestiture in the fourth quarter of 2023.
•Expenses associated with European Union Medical Device Regulation (“EU MDR”) compliance.
•The amortization of intangible assets associated with prior business acquisitions.
•The tax effects of certain adjusting items.
•The benefit associated with the tax effects of the CARES Act.
•The positive or negative effect of changes in currency exchange rates during the year.
The Company provides these non-GAAP financial measures as supplemental information to its GAAP financial measures. Management and the Company’s board of directors use net sales on a constant currency basis, adjusted net income, adjusted diluted earnings per share, adjusted operating profit, adjusted EBITDA, and free cash flow to: (a) evaluate the Company’s historical and prospective financial performance and its performance relative to its competitors, (b) allocate resources and (c) measure the operational performance of the Company’s business units and their managers. Management also believes that the use of an adjusted effective tax rate provides improved insight into the tax effects of the Company’s ongoing business operations.
Additionally, the compensation committee of the Company’s board of directors will use certain of the non-GAAP financial measures when setting and assessing achievement of incentive compensation goals. These goals are based, in part, on the Company’s net sales on a constant currency basis and adjusted EBITDA, which will be determined by excluding certain items that are used in calculating these non-GAAP financial measures.
Our competitors may define these non-GAAP financial measures differently, and as a result, our measure of these non-GAAP financial measures may not be directly comparable to those of other companies. Items excluded from these non-GAAP financial measures are significant components in understanding and assessing financial performance. These non-GAAP financial measures are supplemental measures of operating performance that do not represent, and should not be considered in isolation or as an alternative to, or substitute for, the financial statement data presented in the Company’s consolidated financial statements as indicators of financial performance. These non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analysis of the Company’s results as reported under GAAP. We compensate for these limitations by relying primarily on our GAAP results and using these non-GAAP financial measures as supplemental information.

Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the attached financial tables.
Conference Call Webcast
Avanos Medical, Inc. will host a conference call today at 9 a.m. ET. The conference call can be accessed live over the internet at https://avanos.investorroom.com or via telephone by dialing 800-836-8184 in the United States. A replay of the call will be available at noon ET today by calling 888-660-6345 in the United States and entering passcode 70891#. A webcast of the call will also be archived in the Investors section on the Avanos website.
About Avanos Medical, Inc.
Avanos Medical (NYSE: AVNS) is a medical technology company focused on delivering clinically superior solutions that will help patients get back to the things that matter. Headquartered in Alpharetta, Georgia, Avanos is committed to addressing some of today’s most important healthcare needs, including providing a vital lifeline for nutrition to patients from hospital to home, and reducing the use of opioids while helping patients move from surgery to recovery. Avanos develops, manufactures and markets its recognized brands globally and holds leading market positions in multiple categories across its portfolio. For more information, visit www.avanos.com and follow Avanos Medical on X (@AvanosMedical), LinkedIn and Facebook.
Forward-Looking Statements
This press release contains information that includes or is based on “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can generally be identified by the use of words such as “may,” “believe,” “will,” “expect,” “project,” “estimate,” “anticipate,” “plan” or “continue” and similar expressions. Forward-looking statements are based on the current plans and expectations of management and are subject to various risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in such statements. Such factors include, but are not limited to: weakening of economic conditions that could adversely affect the level of demand for our products; pricing pressures generally, including cost-containment measures that could adversely affect the price of or demand for our products; shortage in drugs used in our Surgical Pain and Recovery products or other disruptions in our supply chain; the ongoing regional conflicts between Russia and Ukraine and in the Middle East; our ability to successfully execute on or achieve the expected benefits of our transformation initiative or our divestiture, acquisition or merger transactions; inflationary pressures; financial conditions affecting the banking system and the potential threats to the solvency of commercial banks; changes in foreign exchange markets; legislative and regulatory actions; unanticipated issues arising in connection with clinical studies and otherwise that affect U.S. Food and Drug Administration approval of new products; changes in reimbursement levels from third-party payors; a significant increase in product liability claims; the impact of investigative and legal proceedings and compliance risks; the impact of the federal legislation to reform the United States healthcare system; changes in financial markets; and changes in the competitive environment. The information contained herein speaks only as of the date of this release and we undertake no obligation to update forward-looking statements, except as may be required by the securities laws.
Additional information concerning these and other factors that may impact future results is contained in our filings with the U.S. Securities and Exchange Commission, including our most recent Form 10-Q.

AVANOS MEDICAL, INC.
CONDENSED CONSOLIDATED INCOME STATEMENTS
(unaudited)
(in millions, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Net Sales	$171.7	$169.4	$337.8	$328.7
Cost of products sold	76.1	71.6	147.4	139.5
Gross Profit	95.6	97.8	190.4	189.2
Research and development expenses	6.3	6.8	13.3	14.3
Selling and general expenses	80.9	93.0	164.5	181.8
Other expense, net	2.1	0.1	2.3	1.3
Operating Income (Loss)	6.3	(2.1)	10.3	(8.2)
Interest income	3.0	0.5	3.6	1.0
Interest expense	(3.1)	(3.5)	(6.2)	(7.0)
Income (Loss) Before Income Taxes	6.2	(5.1)	7.7	(14.2)
Income tax (provision) benefit	(1.9)	0.8	(2.9)	2.1
Income (Loss) from Continuing Operations	4.3	(4.3)	4.8	(12.1)
Loss from discontinued operations, net of tax	(2.5)	(63.8)	(3.9)	(56.5)
Net Income (Loss)	$1.8	$(68.1)	$0.9	$(68.6)

Interest expense, net	$0.1	$3.0	$2.6	$6.0
Income tax provision (benefit)	1.0	(1.6)	1.5	(1.5)
Depreciation and amortization	11.3	11.5	22.7	23.6
EBITDA	$14.2	$(55.2)	$27.7	$(40.5)

Earnings (Loss) Per Share
Basic
Continuing operations	$0.09	$(0.09)	$0.10	$(0.26)
Discontinued operations	(0.05)	(1.37)	(0.08)	(1.21)
Basic Earnings (Loss) Per Share	$0.04	$(1.46)	$0.02	$(1.47)

Diluted
Continuing operations	$0.09	$(0.09)	$0.10	$(0.26)
Discontinued operations	$(0.05)	(1.37)	(0.08)	(1.21)
Diluted Earnings (Loss) Per Share	$0.04	$(1.46)	$0.02	$(1.47)

Common Shares Outstanding
Basic	45.9	46.8	46.1	46.7
Diluted	46.3	46.8	46.6	46.7

AVANOS MEDICAL, INC.
Discontinued Operations Summary
(unaudited)
(in millions, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Net Sales	$13.6	$30.4	$30.5	$62.8
Cost of products sold	15.6	18.6	31.5	37.9
Gross Profit	(2.0)	11.8	(1.0)	24.9
Research and development expenses	—	0.2	—	0.6
Selling, general and other expenses	—	3.8	—	7.7
Pretax loss on classification as discontinued operations	—	72.3	—	72.3
Other expense, net	1.4	0.1	4.3	0.2
Loss from discontinued operations before income taxes	(3.4)	(64.6)	(5.3)	(55.9)
Income tax benefit (provision) from discontinued operations	0.9	0.8	1.4	(0.6)
(Loss) from discontinued operations, net of tax	$(2.5)	$(63.8)	$(3.9)	$(56.5)

(Loss) Per Share
Basic	$(0.05)	$(1.37)	$(0.08)	$(1.21)
Diluted	$(0.05)	$(1.37)	$(0.08)	$(1.21)

AVANOS MEDICAL, INC.
NON-GAAP RECONCILIATIONS
(unaudited)
(in millions)

	Gross Profit
	Three Months Ended June 30, 2024			Three Months Ended June 30, 2023
	Continuing Operations	Discontinued Operations	Total	Continuing Operations	Discontinued Operations	Total
As reported	$95.6	$(2.0)	$93.6	$97.8	$11.8	$109.6
Acquisition and integration-related charges	0.1	—	0.1	—	—	—
Restructuring and transformation charges	0.3	—	0.3	0.1	—	0.1
Post-RH Divestiture transition charges	0.4	—	0.4	—	—	—
Post-RH Divestiture restructuring	2.2	—	2.2	—	—	—
Intangibles amortization	3.6	—	3.6	3.6	—	3.6
As adjusted non-GAAP	$102.2	$(2.0)	$100.2	$101.5	$11.8	$113.3
Gross profit margin, as reported	55.7%	(14.7)%	50.5%	57.7%	38.8%	54.9%
Gross profit margin, as adjusted	59.6%	(14.7)%	54.1%	59.9%	38.8%	56.7%

	Gross Profit
	Six Months Ended June 30, 2024			Six Months Ended June 30, 2023
	Continuing Operations	Discontinued Operations	Total	Continuing Operations	Discontinued Operations	Total
As reported	$190.4	$(1.0)	$189.4	$189.2	$24.9	$214.1
Acquisition and integration-related charges	0.1	—	0.1	—	—	—
Restructuring and transformation charges	1.0	—	1.0	0.1	—	0.1
Post-RH Divestiture transition charges	0.8	—	0.8	—	—	—
Post-RH Divestiture restructuring	2.2	—	2.2	—	—	—
Intangibles amortization	7.0	—	7.0	7.2	—	7.2
As adjusted non-GAAP	$201.5	$(1.0)	$200.5	$196.5	$24.9	$221.4
Gross profit margin, as reported	56.4%	(3.3)%	51.4%	57.6%	39.6%	54.7%
Gross profit margin, as adjusted	59.7%	(3.3)%	54.4%	59.8%	39.6%	56.6%

AVANOS MEDICAL, INC.
NON-GAAP RECONCILIATIONS
(unaudited)
(in millions)

	Operating Profit (Loss)
	Three Months Ended June 30, 2024			Three Months Ended June 30, 2023
	Continuing Operations	Discontinued Operations	Total	Continuing Operations	Discontinued Operations	Total
As reported	$6.3	$(3.4)	$2.9	$(2.1)	$7.7	$5.6
Acquisition and integration-related charges	2.2	—	2.2	0.3	—	0.3
Restructuring and transformation charges	1.6	—	1.6	9.8	—	9.8
Post-RH Divestiture transition charges	0.5	—	0.5	—	—	—
Post-RH Divestiture restructuring	3.4	—	3.4	—	—	—
Divestiture related	—	—	—	3.7	—	3.7
Estimated loss on Divestiture	—	—	—	—	72.3	72.3
EU MDR Compliance	1.5	—	1.5	0.9	—	0.9
Intangibles amortization	6.3	—	6.3	5.8	0.3	6.1
As adjusted non-GAAP	$21.8	$(3.4)	$18.4	$18.4	$80.3	$98.7

	Operating Profit (Loss)
	Six Months Ended June 30, 2024			Six Months Ended June 30, 2023
	Continuing Operations	Discontinued Operations	Total	Continuing Operations	Discontinued Operations	Total
As reported	$10.3	$(5.3)	$5.0	$(8.2)	$16.4	$8.2
Acquisition and integration-related charges	2.5	—	2.5	1.8	—	1.8
Restructuring and transformation charges	4.5	—	4.5	18.7	—	18.7
Post-RH Divestiture transition charges	1.5	—	1.5	—	—	—
Post-RH Divestiture restructuring	4.1	—	4.1	—	—	—
Divestiture related	—	—	—	3.7	—	3.7
Estimated loss on Divestiture	—	—	—	—	72.3	72.3
EU MDR Compliance	2.8	—	2.8	2.0	—	2.0
Intangibles amortization	12.4	—	12.4	11.6	0.8	12.4
As adjusted non-GAAP	$38.1	$(5.3)	$32.8	$29.6	$89.5	$119.1

AVANOS MEDICAL, INC.
NON-GAAP RECONCILIATIONS
(unaudited)
(in millions)

	Income (Loss) Before Taxes
	Three Months Ended June 30, 2024			Three Months Ended June 30, 2023
	Continuing Operations	Discontinued Operations	Total	Continuing Operations	Discontinued Operations	Total
As reported	$6.2	$(3.4)	$2.8	$(5.1)	$(64.6)	$(69.7)
Acquisition and integration-related charges	2.2	—	2.2	0.3	—	0.3
Restructuring and transformation charges	1.6	—	1.6	9.8	—	9.8
Post-RH Divestiture transition charges	0.5	—	0.5	—	—	—
Post-RH Divestiture restructuring	3.4	—	3.4	—	—	—
Divestiture related	—	—	—	3.7	—	3.7
Estimated loss on Divestiture	—	—	—	—	72.3	72.3
EU MDR Compliance	1.5	—	1.5	0.9	—	0.9
Intangibles amortization	6.3	—	6.3	5.8	0.3	6.1
As adjusted non-GAAP	$21.7	$(3.4)	$18.3	$15.4	$8.0	$23.4

	Income (Loss) Before Taxes
	Six Months Ended June 30, 2024			Six Months Ended June 30, 2023
	Continuing Operations	Discontinued Operations	Total	Continuing Operations	Discontinued Operations	Total
As reported	$7.7	$(5.3)	$2.4	$(14.2)	$(55.9)	$(70.1)
Acquisition and integration-related charges	2.5	—	2.5	1.8	—	1.8
Restructuring and transformation charges	4.5	—	4.5	18.7	—	18.7
Post-RH Divestiture transition charges	1.5	—	1.5	—	—	—
Post-RH Divestiture restructuring	4.1	—	4.1	—	—	—
Divestiture related	—	—	—	3.7	—	3.7
Estimated loss on Divestiture	—	—	—	—	72.3	72.3
EU MDR Compliance	2.8	—	2.8	2.0	—	2.0
Intangibles amortization	12.4	—	12.4	11.6	0.8	12.4
As adjusted non-GAAP	$35.5	$(5.3)	$30.2	$23.6	$17.2	$40.8

AVANOS MEDICAL, INC.
NON-GAAP RECONCILIATIONS
(unaudited)
(in millions)

	Tax (Provision) Benefit
	Three Months Ended June 30, 2024			Three Months Ended June 30, 2023
	Continuing Operations	Discontinued Operations	Total	Continuing Operations	Discontinued Operations	Total
As reported	$(1.9)	$0.9	$(1.0)	$0.8	$0.8	$1.6
Tax effects of adjusting items	(4.0)	—	(4.0)	(5.0)	(2.9)	(7.9)
As adjusted non-GAAP	$(5.9)	$0.9	$(5.0)	$(4.2)	$(2.1)	$(6.3)
Effective tax rate, as reported	30.6%	26.5%	35.7%	15.7%	1.2%	2.3%
Effective tax rate, as adjusted	27.2%	26.5%	27.3%	27.0%	26.3%	26.8%

	Tax (Provision) Benefit
	Six Months Ended June 30, 2024			Six Months Ended June 30, 2023
	Continuing Operations	Discontinued Operations	Total	Continuing Operations	Discontinued Operations	Total
As reported	$(2.9)	$1.4	$(1.5)	$2.1	$(0.6)	$1.5
Tax effects of adjusting items	(6.7)	—	(6.7)	(8.5)	(4.0)	(12.5)
As adjusted non-GAAP	$(9.6)	$1.4	$(8.2)	$(6.4)	$(4.6)	$(11.0)
Effective tax rate, as reported	37.7%	26.4%	(62.5)%	14.8%	(1.1)%	(2.1)%
Effective tax rate, as adjusted	27.0%	26.4%	27.2%	27.0%	27.0%	27.0%

AVANOS MEDICAL, INC.
NON-GAAP RECONCILIATIONS
(unaudited)
(in millions except per share amounts)

	Net Income (Loss)
	Three Months Ended June 30, 2024			Three Months Ended June 30, 2023
	Continuing Operations	Discontinued Operations	Total	Continuing Operations	Discontinued Operations	Total
As reported	$4.3	$(2.5)	$1.8	$(4.3)	$(63.8)	$(68.1)
Acquisition and integration-related charges	2.2	—	2.2	0.3	—	0.3
Restructuring and transformation charges	1.6	—	1.6	9.8	—	9.8
Post-RH Divestiture transition charges	0.5	—	0.5	—	—	—
Post-RH Divestiture restructuring	3.4	—	3.4	—	—	—
Divestiture related	—	—	—	3.7	—	3.7
Estimated loss on Divestiture	—	—	—	—	72.3	72.3
EU MDR Compliance	1.5	—	1.5	0.9	—	0.9
Intangibles amortization	6.3	—	6.3	5.8	0.3	6.1
Tax effects of adjusting items	(4.0)	—	(4.0)	(5.0)	(2.9)	(7.9)
As adjusted non-GAAP	$15.8	$(2.5)	$13.3	$11.2	$5.9	$17.1
Diluted earnings (loss) per share, as reported	$0.09	$(0.05)	$0.04	$(0.09)	$(1.37)	$(1.46)
Diluted earnings (loss) per share, as adjusted	$0.34	$(0.05)	$0.29	$0.24	$0.13	$0.37

	Net Income (Loss)
	Six Months Ended June 30, 2024			Six Months Ended June 30, 2023
	Continuing Operations	Discontinued Operations	Total	Continuing Operations	Discontinued Operations	Total
As reported	$4.8	$(3.9)	$0.9	$(12.1)	$(56.5)	$(68.6)
Acquisition and integration-related charges	2.5	—	2.5	1.8	—	1.8
Restructuring and transformation charges	4.5	—	4.5	18.7	—	18.7
Post-RH Divestiture transition charges	1.5	—	1.5	—	—	—
Post-RH Divestiture restructuring	4.1	—	4.1	—	—	—
Divestiture related	—	—	—	3.7	—	3.7
Estimated loss on Divestiture	—	—	—	—	72.3	72.3
EU MDR Compliance	2.8	—	2.8	2.0	—	2.0
Intangibles amortization	12.4	—	12.4	11.6	0.8	12.4
Tax effects of adjusting items	(6.7)	—	(6.7)	(8.5)	(4.0)	(12.5)
As adjusted non-GAAP	$25.9	$(3.9)	$22.0	$17.2	$12.6	$29.8
Diluted earnings (loss) per share, as reported	$0.10	$(0.08)	$0.03	$(0.26)	$(1.21)	$(1.47)
Diluted earnings (loss) per share, as adjusted	$0.56	$(0.08)	$0.48	$0.37	$0.27	$0.64

AVANOS MEDICAL, INC.
NON-GAAP RECONCILIATIONS
(unaudited)
(in millions except per share amounts)

	Selling, General and Administrative Expenses
	Three Months Ended June 30, 2024			Three Months Ended June 30, 2023
	Continuing Operations	Discontinued Operations	Total	Continuing Operations	Discontinued Operations	Total
As reported	$80.9	$—	$80.9	$93.0	$3.8	$96.8
Acquisition and integration-related charges	(0.3)	—	(0.3)	(0.3)	—	(0.3)
Restructuring and transformation charges	(1.3)	—	(1.3)	(9.5)	—	(9.5)
Post-RH Divestiture transition charges	(0.1)	—	(0.1)	—	—	—
Post-RH Divestiture restructuring	(1.2)	—	(1.2)	—	—	—
Divestiture related	—	—	—	(3.7)	—	(3.7)
EU MDR Compliance	(1.5)	—	(1.5)	(0.9)	—	(0.9)
Intangibles amortization	(2.7)	—	(2.7)	(2.2)	(0.3)	(2.5)
As adjusted non-GAAP	$73.8	$—	$73.8	$76.4	$3.5	$79.9
SG&A as a percentage of revenue, as reported	47.1%	—%	43.7%	54.9%	12.5%	48.4%
SG&A as a percentage of revenue, as adjusted	43.0%	—%	39.8%	45.1%	11.5%	40.0%

	Selling, General and Administrative Expenses
	Six Months Ended June 30, 2024			Six Months Ended June 30, 2023
	Continuing Operations	Discontinued Operations	Total	Continuing Operations	Discontinued Operations	Total
As reported	$164.5	$—	$164.5	$181.8	$7.7	$189.5
Acquisition and integration-related charges	(0.6)	—	(0.6)	(0.4)	—	(0.4)
Restructuring and transformation charges	(3.4)	—	(3.4)	(18.4)	—	(18.4)
Post-RH Divestiture transition charges	(0.5)	—	(0.5)	—	—	—
Post-RH Divestiture restructuring	(1.9)	—	(1.9)	—	—	—
Divestiture related	—	—	—	(3.7)	—	(3.7)
EU MDR Compliance	(2.8)	—	(2.8)	(2.0)	—	(2.0)
Intangibles amortization	(5.4)	—	(5.4)	(4.4)	(0.8)	(5.2)
As adjusted non-GAAP	$149.9	$—	$149.9	$152.9	$6.9	$159.8
SG&A as a percentage of revenue, as reported	48.7%	—%	44.7%	55.3%	12.3%	48.4%
SG&A as a percentage of revenue, as adjusted	44.4%	—%	40.7%	46.5%	11.0%	40.8%

AVANOS MEDICAL, INC.
NON-GAAP RECONCILIATIONS
(unaudited)
(in millions)

	EBITDA
	Three Months Ended June 30, 2024			Three Months Ended June 30, 2023
	Continuing Operations	Discontinued Operations	Total	Continuing Operations	Discontinued Operations	Total
Net income (loss)	$4.3	$(2.5)	$1.8	$(4.3)	$(63.8)	$(68.1)
Interest expense, net	0.1	—	0.1	3.0	—	3.0
Income tax provision (benefit)	1.9	(0.9)	1.0	(0.8)	(0.8)	(1.6)
Depreciation	5.0	—	5.0	4.5	0.9	5.4
Amortization	6.3	—	6.3	5.8	0.3	6.1
EBITDA	17.6	(3.4)	14.2	8.2	(63.4)	(55.2)
Acquisition and integration-related charges	2.2	—	2.2	0.3	—	0.3
Restructuring and transformation charges	1.6	—	1.6	9.8	—	9.8
Post-RH Divestiture transition charges	0.5	—	0.5	—	—	—
Post-RH Divestiture restructuring	3.4	—	3.4	—	—	—
Divestiture related	—	—	—	3.7	—	3.7
Estimated loss on Divestiture	—	—	—	—	72.3	72.3
EU MDR Compliance	1.5	—	1.5	0.9	—	0.9
Adjusted EBITDA	$26.8	$(3.4)	$23.4	$22.9	$8.9	$31.8

	EBITDA
	Six Months Ended June 30, 2024			Six Months Ended June 30, 2023
	Continuing Operations	Discontinued Operations	Total	Continuing Operations	Discontinued Operations	Total
Net income (loss)	$4.8	$(3.9)	$0.9	$(12.1)	$(56.5)	$(68.6)
Interest expense, net	2.6	—	2.6	6.0	—	6.0
Income tax provision (benefit)	2.9	(1.4)	1.5	(2.1)	0.6	(1.5)
Depreciation	10.3	—	10.3	9.4	1.8	11.2
Amortization	12.4	—	12.4	11.6	0.8	12.4
EBITDA	33.0	(5.3)	27.7	12.8	(53.3)	(40.5)
Acquisition and integration-related charges	2.5	—	2.5	1.8	—	1.8
Restructuring and transformation charges	4.5	—	4.5	18.7	—	18.7
Post-RH Divestiture transition charges	1.5	—	1.5	—	—	—
Post-RH Divestiture restructuring	4.1	—	4.1	—	—	—
Divestiture related	—	—	—	3.7	—	3.7
Estimated loss on Divestiture	—	—	—	—	72.3	72.3
EU MDR Compliance	2.8	—	2.8	2.0	—	2.0
Adjusted EBITDA	$48.4	$(5.3)	$43.1	$39.0	$19.0	$58.0

AVANOS MEDICAL, INC.
NON-GAAP RECONCILIATIONS
(unaudited)
(in millions except per share amounts)

	Free Cash Flow
	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Cash provided by (used in) operating activities	$27.8	$(2.6)	$19.8	$(9.4)
Capital expenditures	(5.9)	(4.0)	(10.0)	(8.0)
Free Cash Flow	$21.9	$(6.6)	$9.8	$(17.4)

2024 OUTLOOK

	Estimated Range
Diluted earnings per share (GAAP)	$0.63	to	$0.87
Intangibles amortization	0.37	to	0.34
Restructuring and transformation charges	0.08	to	0.06
Post RH-Divestiture transition charges	0.12	to	0.10
Other	0.10	to	0.08
Adjusted diluted earnings per share (non-GAAP)	$1.30	to	$1.45

AVANOS MEDICAL, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited)
(in millions)

	June 30, 2024	December 31, 2023
ASSETS
Current Assets
Cash and cash equivalents	$92.2	$87.7
Accounts receivable, net	123.0	142.8
Inventories	163.9	163.2
Prepaid and other current assets	22.3	28.8
Assets held for sale	72.7	64.5
Total Current Assets	474.1	487.0
Property, Plant and Equipment, net	110.7	117.2
Operating Lease Right-of-Use Assets	29.4	26.8
Goodwill	794.4	796.1
Other Intangible Assets, net	226.2	239.5
Deferred Tax Assets	6.3	6.5
Other Assets	16.7	19.3
TOTAL ASSETS	$1,657.8	$1,692.4

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Current portion of long-term debt	$10.2	$8.6
Current portion of operating lease liabilities	14.4	12.8
Trade accounts payable	51.4	56.3
Accrued expenses	79.5	93.2
Liabilities held for sale	52.7	63.7
Total Current Liabilities	208.2	234.6
Long-Term Debt	164.9	159.4
Operating Lease Liabilities	28.8	28.3
Deferred Tax Liabilities	23.4	23.8
Other Long-Term Liabilities	10.5	10.0
TOTAL LIABILITIES	435.8	456.1
Stockholders’ Equity	1,222.0	1,236.3
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,657.8	$1,692.4

AVANOS MEDICAL, INC.
CONDENSED CONSOLIDATED CASH FLOW STATEMENTS
(unaudited)
(in millions)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Operating Activities
Net income (loss)	$1.8	$(68.1)	$0.9	$(68.6)
Depreciation and amortization	11.3	11.5	22.7	23.6
Goodwill impairment	—	59.1	—	59.1
Loss on asset dispositions	—	—	0.3	—
Changes in operating assets and liabilities, net of acquisition	8.3	(13.4)	(13.7)	(32.7)
Deferred income taxes and other	6.4	8.3	9.6	9.2
Cash Provided by (Used in) Operating Activities	27.8	(2.6)	19.8	(9.4)
Investing Activities
Capital expenditures	(5.9)	(4.0)	(10.0)	(8.0)
Proceeds from RH Divestiture post-closing settlement	—	—	2.1	—
Acquisition of assets and investments in businesses	—	(2.5)	—	(2.5)
Cash Used in Investing Activities	(5.9)	(6.5)	(7.9)	(10.5)
Financing Activities
Secured debt repayments	(1.5)	(1.5)	(3.1)	(3.1)
Revolving credit facility proceeds	—	—	20.0	—
Revolving credit facility repayments	—	—	(10.0)	(20.0)
Purchase of treasury stock	(3.5)	(2.6)	(12.6)	(3.7)
Proceeds from the exercise of stock options	—	—	0.5	0.6
Payment of contingent consideration liabilities	—	—	(0.5)	—
Cash Used in Financing Activities	(5.0)	(4.1)	(5.7)	(26.2)
Effect of Exchange Rate Changes on Cash and Cash Equivalents	(0.5)	(0.7)	(1.7)	0.2
Increase (Decrease) in Cash and Cash Equivalents	16.4	(13.9)	4.5	(45.9)
Cash and Cash Equivalents - Beginning of Period	75.8	95.7	87.7	127.7
Cash and Cash Equivalents - End of Period	$92.2	$81.8	$92.2	$81.8

AVANOS MEDICAL, INC.
SELECTED BUSINESS AND PRODUCTS DATA
(unaudited)
(in millions)

	Three Months Ended June 30,			Six Months Ended June 30,
	2024	2023	Change	2024	2023	Change
Digestive Health	$97.7	$93.0	5.1%	$192.4	$181.8	5.8%
Pain Management and Recovery:
Surgical pain and recovery	$32.3	$34.8	(7.2)%	$63.5	$69.5	(8.6)%
Interventional pain	41.7	41.6	0.2%	81.9	77.4	5.8%
Total Pain Management and Recovery	74.0	76.4	(3.1)%	145.4	146.9	(1.0)%
Total Net Sales	$171.7	$169.4	1.4%	$337.8	$328.7	2.8%

		Total	Volume	Pricing/Mix	Currency
Net sales - percentage change	QTD	1.4%	3.5%	(1.8)%	(0.3)%
Net sales - percentage change	YTD	2.8%	4.3%	(1.4)%	(0.1)%